UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2006

GLOBAL INDUSTRIES, LTD.
(Exact name of registrant as specified in its charters)

Louisiana	0-21086	72-1212563
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)

8000 Global Drive	70665
P.O. Box 442, Sulphur, LA	70664-0442
(Address of Principal Executive Offices)	(Zip Code)

 Registrant's Telephone Number, including Area Code:  (337) 583-5000

                (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01        Entry into a Material Definitive Agreement.

On February 15, 2006, the Compensation Committee of the Board of Directors of Global Industries, Ltd. ("the Company") approved the grant of performance unit awards to the following executive officers: (i) William J. Doré - 35,000 units; (ii) Peter S. Atkinson - 16,000 units; (iii) James J. Doré - 6,000 units; and (iv) Russell J. Robicheaux - 5,100 units. Each performance unit represents the right to receive a number of unrestricted shares of common stock of the Company for each performance unit "earned" that is determined by (i) the return on capital and (ii) the Company's total shareholder return compared to the peer companies, in each case over a three-year performance period ending in February 2009. The performance unit awards were granted under the Global Industries, Ltd. 2005 Stock Incentive Plan. The form of the Executive Long-Term Incentive Performance Unit Agreement is attached to this Current Report as Exhibit 10.1 and is incorporated by reference into this Item 1.01 of this Current Report.

Item 9.01        Financial Statements and Exhibits.

(c)        Exhibits.

10.1     Form of Executive Long-Term Incentive Performance Unit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.

Date: February 22, 2006	By:		/S/ PETER S. ATKINSON
		Name:	Peter S. Atkinson
President and Chief Financial Officer

EXHIBIT INDEX

Number                        Exhibit Description

10.1                             Form of Executive Long-Term Incentive Performance Unit Agreement.

Exhibit 10.1

FORM OF EXECUTIVE
LONG-TERM INCENTIVE
PERFORMANCE UNIT AGREEMENT
(ROC-TSR Based)

            AGREEMENT made as of the ______ day of _______________, 200_ between GLOBAL INDUSTRIES, LTD., a Louisiana corporation (the "Company"), and ___________________________________ ("Participant").

            To carry out the purposes of the GLOBAL INDUSTRIES, LTD. 2005 STOCK INCENTIVE PLAN (the "Plan") and in consideration of services performed by Participant and the mutual agreements and other matters set forth herein and in the Plan, the Company and the Participant hereby agree as follows:

            1.            Grant of Performance Units.  The Company, pursuant to the Plan, has granted on ________________, 200__, (the "Date of Grant") to Participant ___________ performance units (each a "Performance Unit").  Each Performance Unit represents the right to receive a number of unrestricted shares (which need not be a whole number) of common stock, $0.01 par value per share, of the Company ("Stock") for each Performance Unit "earned" that is determined by (i) the Return on Capital and (ii) the Company's Total Shareholder Return compared to the Peer Companies, in each case for the Performance Period.  The Performance Units granted to Participant under this Agreement shall be subject to all the terms, conditions and restrictions set forth in the Plan and this Agreement including future amendments to either, if any, pursuant to the terms thereof.  In the event of a change in the capitalization of the Company due to a stock split, stock dividend, recapitalization, merger, consolidation, combination, or similar event, the terms of this Agreement, including the number of Performance Units, may be adjusted by the Committee to appropriately reflect such change.

            2.             Earned Shares.

                            (a)        As soon as administratively practicable after the last day of the Performance Period, the Committee shall determine for the Performance Period the Return on Capital for the Company, the ROC Earned Percentage, the Total Shareholder Return for the Company and each of the Peer Companies and the TSR Earned Percentage.  The Committee's determinations pursuant to the preceding sentence shall be certified by the Committee in writing and delivered to the Secretary of the Company.  For purposes of the preceding sentence, approved minutes of the Committee meeting in which the certification is made shall be treated as a written certification.  Shares of Stock shall be deemed earned under this Paragraph 2(a) (to the extent the applicable performance goals are satisfied) on the date the Committee takes the action set forth in the first sentence of this Paragraph 2(a).  At the time of such certification and based on the Return on Capital for the Performance Period and the percentile ranking of the Company's Total Shareholder Return for the Performance Period compared to the Peer Companies, the number of shares of Stock that shall be earned for each Performance Unit shall be equal to the product of one share of Stock multiplied by the sum of the ROC Earned Percentage and the TSR Earned Percentage (in each case expressed as a percentage rounded to two decimal places).  The ROC Earned Percentage and the TSR Earned Percentage shall be determined in accordance with the schedules set forth on Appendix A hereto.

                            (b)        Notwithstanding any provision of Paragraph 2(a) to the contrary, no shares of Stock shall be earned if Participant's employment is Terminated for Cause by the Company or by the Participant for any reason other than death, Disability or Retirement, in either case before the Committee's determination under Paragraph 2(a).

                            (c)        In the event of a Change in Control during the Performance Period if such Change of Control occurs either (i) while Participant is in the employ of the Company or (ii) on or after the date upon which Participant's employment with the Company terminated by reason of Retirement, death or Disability or by the Company other than a Termination for Cause, one share of Stock shall be earned for each Performance Unit as of the effective date of such Change in Control and the provisions of Section 2(a) shall cease to apply.

                            (d)        In the event of termination of Participant's employment by reason of Retirement, death or Disability or by the Company other than a Termination for Cause, and subject to the provisions of Paragraph 2(c), the number of shares of Stock that shall be earned at the time specified in Paragraph 2(a) shall equal the total number of shares that would be earned as provided in Paragraph 2(a) multiplied by the portion (expressed as a percentage rounded to two decimal places) of the Performance Period during which the Participant was an employee of the Company.

             3.            Stock Issuance.

                            (a)        The Company shall cause to be issued certificates representing any shares of Stock earned hereunder in the name of Participant (or the estate or beneficiary of Participant in the event of Participant's prior death) as promptly as practicable after the date such shares are earned as set forth in Paragraph 2, but in no event later than March 15th of the calendar year after the calendar year in which the Performance Period ends; provided however, that, if the shares of Stock are earned as set forth in Paragraph 2(c), then the certificates shall be issued on the effective date of the Change in Control.  No fraction of a share of Stock shall be issued by the Company under this Agreement; rather, the total number of shares of Stock that would otherwise be issued hereunder shall be rounded up to the next whole share of Stock.  Unless and until a certificate or certificates representing such shares of Stock shall have been issued by the Company to Participant, Participant (or the estate or beneficiary of Participant in the event of Participant's prior death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares of Stock that may be, or have been, earned under this Agreement.

                            (b)        The Company has registered or intends to register for issuance under the Securities Act of 1933, as amended (the "Act"), the shares of Stock that may be earned under this Agreement, and intends to keep such registration effective until the Committee shall make its determination under Paragraph 2(a).  In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Stock earned under this Agreement will be delayed until registration of such shares is effective or an exemption from registration under the Act is available.  The Company intends to use  its reasonable best efforts to insure that no delay will occur.  If an exemption from registration under the Act is available and necessary upon issuance of shares of Stock earned hereunder, Participant (or the estate or beneficiary of Participant in the event of Participant's prior death), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

                            (c)        Participant agrees that the shares of Stock acquired hereunder will not be sold or otherwise disposed of in any manner that would constitute a violation of any applicable securities laws.  Participant also agrees that (i) the certificates representing the shares of Stock earned under this Agreement may bear such legend or legends as the Administrator of the Plan deems appropriate in order to assure compliance with applicable securities laws, (ii) the Company may refuse to registered the transfer of the share of Stock earned under this Agreement on the transfer records of the Company if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities law and (iii) the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock earned under this Agreement.

             4.            Withholding of Tax.  To the extent the earning or issuance of shares of Stock results in the receipt of compensation income or wages by Participant for federal, state or local tax purposes, Participant shall deliver to the Company at the time of such receipt such amount of money (or, with the consent of the Administrator, shares of Stock) as the Company may require to meet all obligations under applicable tax laws or regulations, and if Participant fails to do so, the Company is authorized to withhold from any cash or stock compensation then or thereafter payable to Participant, including from the shares of Stock otherwise issuable under this Agreement, any tax required to be withheld by reason thereof.

             5.            Employment Relationship.  Nothing contained in this Agreement or the Plan shall interfere with or limit in any way the right of the Company to terminate the employment of Participant, nor confer upon Participant any right to continued employment.  For purposes of this Agreement, Participant shall be considered to be an employee of the Company so long as Participant remains an employee of either the Company, or a parent or subsidiary of the Company.  Without limiting the scope of the preceding sentence, it is expressly provided that Participant shall be considered to have terminated employment with the Company at the time the entity or other organization that employs Participant ceases to be a parent or subsidiary of the Company.  Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee, and its determination shall be final.

            6.            Entire Agreement; Amendment.  This Agreement replaces and merges all previous agreements and discussions relating to this award of Performance Units between Participant and the Company and together with the Plan constitutes the entire agreement between Participant and the Company with respect to the subject matter of this Agreement.  This Agreement may not be modified in any respect by any verbal statement, representation or agreement made by any employee, officer, or representative of the Company.  Except as provided below, any modification of this Agreement shall be effective only if it is in writing and signed by both Participant and an authorized officer of the Company.  Notwithstanding anything in the Plan or this Agreement to the contrary, if the Committee determines that the provisions of Section 409A of the Code apply to this Agreement and that the terms of this Agreement do not, in whole or in part, satisfy the requirements of such section, then the Committee, in its sole discretion, may unilaterally modify this Agreement in such manner as it deems appropriate to comply with such section and any regulations or guidance issued thereunder.

            7.            Notices.  Any notices or other communications provided for in this Agreement shall be sufficient if in writing.  In the case of Participant, such notices or communications shall be deemed effectively delivered if hand delivered to Participant at Participant's principal place of employment or if sent by registered or certified mail, return receipt requested, postage paid, to Participant at the last address Participant has filed with the Company.  In the case of the Company, such notices or communications shall be effectively delivered if sent by registered or certified mail to the Company at its principal executive offices.

            8.            Interpretation.  In the event of any conflict between the terms of this Agreement and the Plan, the Plan shall control.

            9.            Acknowledgments.  Participant is not relying upon any written or oral statement or representation of the Company, its affiliates, or any of its or their respective employees, officers, directors, attorneys or agents (collectively, the "Company Parties") regarding the tax consequences associated with Participant's execution of this Agreement, and in deciding to enter into this Agreement, Participant is relying on his own judgment and the judgment of the professionals of his choice with whom he has consulted.  Participant hereby releases, acquits and forever discharges the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses, costs and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax consequences associated with Participant's execution of this Agreement and his receipt of shares of Stock hereunder.

            10.            Certain Definitions.  Wherever used in this Agreement, the following words and phrases when capitalized will have the meanings ascribed below, unless the context clearly indicates to the contrary, and all capitalized terms used in this Agreement, which are not defined in this Agreement, will have the meanings set forth in the Plan.

"Annual Net Operating Profit After Tax" means, with respect to a Performance Period, the average annual net operating profit after taxes with such average being determined by the Committee by totaling the net operating profit after taxes for each fiscal year within the Performance Period and dividing such total by the number of fiscal years in the Performance Period.  The net operating profit after taxes for each fiscal year shall be equal to the product of (i) total sales or revenues of the Company and its consolidated subsidiaries for the fiscal year minus costs of operations and selling, general and administrative expenses of the Company and its consolidated subsidiaries for the fiscal year multiplied by (ii) one minus the Company's consolidated effective tax rate for the fiscal year.  Each of total sales or revenues, costs of sales or revenues, operating costs and effective tax rate shall be as set forth in or determined in accordance with the regularly prepared and publicly available consolidated financial statements of the Company for the relevant fiscal year prepared in accordance with GAAP.

"Base Share Value" means the trailing 20-day average closing share price for the Stock or Peer Company Shares, as the case may be, on the principal exchange or market on which such shares are traded or quoted determined as of the last day of the month immediately prior to the first day of the Performance Period.

"Ending Share Value" means the trailing 20-day average closing share price of the Stock or the Peer Company Shares, as the case may be, on the principal exchange or market on which such shares are traded or quoted determined as of the last day of the Performance Period.

"GAAP" means United States generally accepted accounting principles, consistently applied.

"Long-Term Debt" means, with respect to each Performance Period and for the Company, the average quarterly balance of the sum of (i) all indebtedness of the Company and its consolidated subsidiaries (without duplication) for borrowed money, (ii) all obligations of the Company and its consolidated subsidiaries (without duplication) in respect of any capitalized lease, and (iii) all obligations and liabilities of the Company and its consolidated subsidiaries (without duplication) secured by any liens on any property or assets, with such average quarterly balance being determined by totaling all quarterly balances (each such balance determined as of the last business day of each calendar quarter) for the Performance Period and dividing such total by the number of quarterly periods in the Performance Period.  The Committee shall determine Long‑Term Debt in accordance with the regularly prepared and publicly available financial statements of the Company prepared in accordance with GAAP.

"Peer Company" means each of the companies comprising the Oil Service Sector Index (OSX) on the last day of the Performance Period; provided, however, that any such company shall be considered a "Peer Company" only if such company also comprised part of the Oil Service Sector Index (OSX) on the first day of the Performance Period.

"Peer Company Shares" means the common shares of a Peer Company.

"Performance Period" means the three-year period ending on the date set forth on Appendix A of this Agreement.

"Retirement" means the termination of Participant's employment with the consent of the Company after at least ten years of service, not including service time with any company or entity acquired by the Company prior to such acquisition.

"Return on Capital" means, with respect to a Performance Period, the amount (expressed as a percentage rounded to one decimal place) determined by dividing (i) the Annual Net Operating Profit After Tax for such Performance Period by (ii) the Shareholders' Equity plus the Long-Term Debt for such Performance Period.

"Shareholders' Equity" means, with respect to each Performance Period, the average quarterly balance of the "Shareholders' Equity" reflected in the regularly prepared and publicly available financial statements of the Company prepared in accordance with GAAP, with such average quarterly balance being determined by the Committee by totaling all quarterly balances (each such balance determined as of the last business day of each calendar quarter) for the Performance Period and dividing such total by the number of quarterly periods in the Performance Period.

"Termination for Cause" means termination as a result of Participant's gross negligence or willful misconduct in the performance of his employment or Participant's final conviction of a misdemeanor involving moral turpitude or any felony.

"Total Shareholder Return" means the compound rate of return over the Performance Period for the Company or a Peer Company, as the case may be, from changes in the trading price of such entity's common stock and any dividends and other distributions paid by such entity on its common stock during the Performance Period, calculated by (i) assuming one share of such entity's common stock is purchased on the first day of the Performance Period at the Base Share Value, (ii) assuming that additional shares (or portion of shares) of such entity's common stock are purchased with any dividends or other distributions paid on the initial share and on shares accumulated through the assumed reinvestment of dividends and other distributions, with such purchase being made on the dividend or distribution payment date at a price equal to the closing price of such entity's common stock on such payment or distribution date, (iii) calculating the aggregate number of shares of such entity's common stock that would be accumulated over the Performance Period, (iv) multiplying the number of shares calculated in clause (iii) by the Ending Share Value, and (v) determining the total rate of return over the Performance Period by subtracting the Base Share Value used in clause (i) from the value resulting from the computation in clause (iv) and dividing the difference by the Base Share Value set forth in clause (i).

            11.            Binding Effect.  This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Participant.

            12.            Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

            IN WITNESS WHEREOF, the Company has executed this Agreement by its duly authorized officers, and Participant has executed this Agreement, all as of the day and year first above written.

GLOBAL INDUSTRIES, LTD.
ATTEST:
By:
Name:
Title:

(Participant)

Appendix A
Performance Unit Agreement
(ROC-TSR Based)

AWARD OF PERFORMANCE UNITS

Performance Period Ends	Full ROC	Target ROC	Threshold ROC	Full TSR Percentile	Target TSR Percentile	Threshold TSR Percentile
_______, 200__	[]%	[]%	[]%	[]	[]	[]
Return on Capital for the Performance Period	ROC Earned Percentage
At or above the Full ROC	%
Above the Target ROC but less than the Full ROC	Interpolated percentage between % and %
At the Target ROC	%
Above the Threshold ROC but less than the Target ROC	Interpolated percentage between % and %
At the Threshold ROC	%
Below the Threshold ROC	0%

The interpolated percentage referred to in the schedule above shall be determined (i) for a Return on Capital greater than the Threshold ROC but less than the Target ROC by increasing the stated ROC Earned Percentage for the Threshold ROC by the Below Target Incremental Percentage for each one-tenth of one percent (0.1%) by which the Return on Capital exceeds the Threshold ROC and (ii) for a Return on Capital greater than the Target ROC but less than the Full ROC by increasing the stated ROC Earned Percentage for the Target ROC by the Above Target Incremental Percentage for each one-tenth of one percent (0.1%) by which the Return on Capital exceeds the Target ROC.  "Below Target Incremental Percentage" means the amount (expressed as a percentage) equal to (A) the ROC Earned Percentage for the Target ROC minus the ROC Earned Percentage for the Threshold ROC divided by (B) 10 multiplied by the difference between the Target ROC and the Threshold ROC and "Above Target Incremental Percentage" means the amount (expressed as a percentage) equal to (A) the ROC Earned Percentage for the Full ROC minus the ROC Earned Percentage for the Target ROC divided by (B)  multiplied by the difference between the Full ROC and the Target ROC.  To illustrate, if, for the Performance Period, the Target ROC is %, the Threshold ROC is %, and the actual Return on Capital is %, then the Below Target Incremental Percentage is % (% divided by (multiplied by (% minus %))).  Since the actual Return on Capital exceeds the Threshold ROC Percentage in this example, the ROC Earned Percentage would be % (% plus (% multiplied by)).

Company's Total Shareholder Return for the Performance Period Compared to Peer Companies	TSR Earned Percentage
At or above the Full TSR Percentile	%
Above the Target TSR Percentile but below the Full TSR Percentile	Interpolated percentage between % and %
At the Target TSR Percentile	%
Above the Threshold TSR Percentile but below the Target TSR Percentile	Interpolated percentage between % and %
At the Threshold TSR Percentile	%
Below the Threshold TSR Percentile	0%

        The interpolated percentage referred to in the schedule above shall be determined (i) for an actual percentile ranking above the Target TSR Percentile but below the Full TSR Percentile by adding to the TSR Earned Percentage for the Target TSR Percentile ranking % for each whole percentile ranking above the Target TSR Percentile and (ii) for an actual percentile ranking above the Threshold TSR Percentile but below the Target TSR Percentile by adding to the TSR Earned Percentage for the Threshold TSR Percentile ranking % for each whole percentile ranking above the Threshold TSR Percentile, rounding the result in either case up to the nearest whole percentage.  To illustrate, if the Company's Total Shareholder Return over the Performance Period ranks in the the percentile compared to the Total Shareholder Return of the Peer Companies, the TSR Earned Percentage shall be % (% plus % (% multiplied by) rounded up to the nearest whole percentage).